1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FOURTH QUARTER 2021 Exhibit 99.2 309 Dultys Lane Burlington, NJ 633,836 Square Feet

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile 3
Investor Information 4
Equity Research Coverage 5

FINANCIALS

Key Financial Data 6
Consolidated Balance Sheets 7
Consolidated Statements of Income 8
Debt Summary and Maturity Schedule 9
Leverage Ratios and Coverage Ratios 10
Capital Expenditures Summary 11
Property Acquisitions and Dispositions Since 1/1/21 12
Investment in Unconsolidated Joint Venture 13
Calculation and Reconciliation of NOI and Cash Basis NOI 14
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 15
Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 16
Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders 17

PORTFOLIO INFORMATION

Portfolio Summary by Property Type 18
Same Property Results of Operations by Property Type 19-20
Occupancy and Leasing Summary 21
Occupancy and Leasing Analysis by Property Type 22
Tenant Credit Characteristics 23
Tenants Representing 1% or More of Total Annualized Rental Revenues 24
Five Year Lease Expiration and Reset Schedule by Property Type 25
Portfolio Lease Expiration Schedule 26

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 27-28

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 29

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q4 2021 2

3Supplemental Q4 2021 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of December 31, 2021, our portfolio was comprised of 288 wholly owned properties containing approximately 34.0 million rentable square feet located in 31 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 62 properties containing approximately 17.3 million rentable square feet located in 30 other states. As of December 31, 2021, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 18 properties located in 12 states containing approximately 11.7 million rentable square feet. ILPT is included in 138 market indices and comprises more than 1% of the following indices as of December 31, 2021: Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Solactive Global SuperDividend REIT Index (SRET), Solactive Global SuperDividend REIT (Net) Index (SRETN), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Hoya Capital High Dividend Yield Index (GTR) (RIET), and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2021, RMR had $33 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed. Key Data (as of and for the three months ended December 31, 2021): (dollars and sq. ft. in 000s) Total properties 288 Total sq. ft. 33,991 Percent leased 99.2% Q4 2021 Rental income $ 56,496 Q4 2021 Net income attributable to common shareholders $ 63,207 Q4 2021 Normalized FFO attributable to common shareholders $ 31,714 Company Profile RETURN TO TABLE OF CONTENTS

4Supplemental Q4 2021 Investor Information Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Lead Independent Trustee Independent Trustee Independent Trustee John G. Murray Kevin C. Phelan Adam D. Portnoy Managing Trustee Independent Trustee Chair of the Board & Managing Trustee Executive Officers John G. Murray Richard W. Siedel, Jr. Yael Duffy President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Operating Officer and Vice President Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial, investor and media inquiries should be directed to Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 658-0776 or kbarry@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 (email) info@ilptreit.com (website) www.ilptreit.com RETURN TO TABLE OF CONTENTS 17001 West Mercury Street Gardner, KS 645,462 Square Feet

Equity Research Coverage

INDUSTRIAL LOGISTICS PROPERTIES TRUST

B. Riley Securities, Inc.
Bryan Maher
bmaher@brileyfin.com
(646) 885-5423

Berenberg Capital Markets
Connor Siversky
connor.siversky@berenberg-us.com
(646) 949-9037

BofA Securities
James Feldman
james.feldman@baml.com
(646) 855-5808

BTIG
Thomas Catherwood
tcatherwood@btig.com
(212) 738-6140

JMP Securities
Aaron Hecht
ahecht@jmpsecurities.com
(415) 835-3963

RBC Capital Markets
Michael Carroll
michael.carroll@rbccm.com
(440) 715-2649


235 Great Pond Road
Windsor, CT
171,072 Square Feet

ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT's performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

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Supplemental Q4 2021
5

INDUSTRIAL LOGISTICS PROPERTIES TRUST

Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Selected Balance Sheet Data:					
Total gross assets	$ 2,076,048	$ 2,212,938	$ 2,091,331	$ 2,058,022	$ 2,057,151
Total assets	$ 1,908,558	$ 2,048,095	$ 1,934,687	$ 1,909,019	$ 1,915,745
Total liabilities	$ 870,516	$ 1,052,066	$ 935,611	$ 907,803	$ 912,555
Total equity	$ 1,038,042	$ 996,029	$ 999,076	$ 1,001,216	$ 1,003,190
Selected Income Statement Data:					
Rental income	$ 56,496	$ 54,981	$ 54,180	$ 54,217	$ 60,081
Net income	$ 63,207	$ 18,307	$ 18,831	$ 19,337	$ 40,140
Net income attributable to common shareholders	$ 63,207	$ 18,307	$ 18,831	$ 19,337	$ 40,315
NOI	$ 43,771	$ 42,947	$ 42,350	$ 41,994	$ 46,659
Adjusted EBITDAre	$ 42,162	$ 41,154	$ 40,862	$ 40,502	$ 43,554
FFO attributable to common shareholders	$ 31,228	$ 30,278	$ 29,955	$ 30,670	$ 30,177
Normalized FFO attributable to common shareholders	$ 31,714	$ 30,278	$ 30,601	$ 30,670	$ 30,199
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.97	$ 0.28	$ 0.29	$ 0.30	$ 0.62
FFO attributable to common shareholders	$ 0.48	$ 0.46	$ 0.46	$ 0.47	$ 0.46
Normalized FFO attributable to common shareholders	$ 0.49	$ 0.46	$ 0.47	$ 0.47	$ 0.46
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	5.3%	5.2%	5.0%	5.7%	5.7%
Normalized FFO attributable to common shareholders payout ratio	67.3%	71.7%	70.2%	70.2%	71.7%



158 West Yard Road
Feura Bush, NY
354,000 Square Feet

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Supplemental Q4 2021
6

7Supplemental Q4 2021 Consolidated Balance Sheets December 31, December 31, 2021 2020 ASSETS Real estate properties: Land $ 699,037 $ 709,099 Buildings and improvements 1,049,796 1,099,971 Total real estate properties, gross 1,748,833 1,809,070 Accumulated depreciation (167,490) (141,406) Total real estate properties, net 1,581,343 1,667,664 Investment in unconsolidated joint venture 143,021 60,590 Acquired real estate leases, net 63,441 83,644 Cash and cash equivalents 29,397 22,834 Rents receivable, including straight line rents of $69,173 and $62,753, respectively 75,877 69,511 Deferred leasing costs, net 8,883 4,595 Debt issuance costs, net 804 1,477 Due from related persons — 2,665 Other assets, net 5,792 2,765 Total assets $ 1,908,558 $ 1,915,745 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 182,000 $ 221,000 Mortgage notes payable, net 646,124 645,579 Assumed real estate lease obligations, net 12,435 14,630 Accounts payable and other liabilities 16,281 14,716 Rents collected in advance 8,394 7,811 Security deposits 3,097 6,540 Due to related persons 2,185 2,279 Total liabilities 870,516 912,555 Commitments and contingencies Shareholders' Equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,404,592 and 65,301,088 shares issued and outstanding, respectively 654 653 Additional paid in capital 1,012,224 1,010,819 Cumulative net income 343,908 224,226 Cumulative common distributions (318,744) (232,508) Total shareholders' equity 1,038,042 1,003,190 Total liabilities and shareholders' equity $ 1,908,558 $ 1,915,745 (dollars in thousands, except per share data) 6825 West County Road 400 North Greenfield, IN 245,041 Square Feet

Consolidated Statements of Income

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(amounts in thousands, except percentage data and per share data)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Rental income	$ 56,496	$ 60,081	$ 219,874	$ 254,575
Expenses:				
Real estate taxes	7,781	8,406	30,134	35,185
Other operating expenses	4,944	5,016	18,678	20,749
Depreciation and amortization	13,396	15,215	50,598	70,518
Acquisition and certain other transaction related costs	486	22	1,132	200
General and administrative	4,006	4,723	16,724	19,580
Total expenses	30,613	33,382	117,266	146,232
Gain on sale of real estate	11,114	23,996	12,054	23,996
Interest income	–	–	–	113
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $506, $588, $2,022 and $2,481, respectively)	(9,157)	(11,009)	(35,625)	(51,619)
Gain on early extinguishment of debt	–	–	–	120
Income before income tax expense and equity in earnings of investees	27,840	39,686	79,037	80,953
Income tax expense	(96)	(75)	(273)	(277)
Equity in earnings of investees	35,463	529	40,918	529
Net income	63,207	40,140	119,682	81,205
Net loss attributable to noncontrolling interest	–	175	–	866
Net income attributable to common shareholders	$ 63,207	$ 40,315	$ 119,682	$ 82,071
Weighted average common shares outstanding - basic	65,212	65,139	65,169	65,104
Weighted average common shares outstanding - diluted	65,231	65,152	65,211	65,114
Per common share data (basic and diluted):				
Net income attributable to common shareholders	$ 0.97	$ 0.62	$ 1.83	$ 1.26
Additional Data:				
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.9%	1.0%
Non-cash straight line rent adjustments included in rental income	$ 1,590	$ 2,858	$ 7,263	$ 9,041
Lease value amortization included in rental income	$ 256	$ 185	$ 781	$ 791
Lease termination fees included in rental income	$ –	$ –	$ 512	$ –



900 Commerce Parkway West Drive
Greenwood, IN
294,388 Square Feet



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Supplemental Q4 2021 8

9Supplemental Q4 2021 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of December 31, 2021, including unamortized debt issuance costs totaling $3,876, was $828,124. (2) We have a revolving credit facility which has a maturity date of June 29, 2022. In November 2021, we exercised our option to extend the maturity date of our revolving credit facility by six months to June 29, 2022. Subject to the payment of an extension fee and meeting other conditions, we have an option to extend the maturity date of this revolving credit facility for one, six month period. Our revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of December 31, 2021. Principal balance represents the amount outstanding under our revolving credit facility at December 31, 2021. Interest rate is as of December 31, 2021 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased up to $1,500,000 in certain circumstances. Interest Principal Maturity Due at Years to Rate Balance (1) Date Maturity Maturity Unsecured Floating Rate Debt: $750,000 revolving credit facility (2) 1.410% $ 182,000 6/29/2022 $ 182,000 0.5 Secured Fixed Rate Debt: 186 properties in Hawaii 4.310% 650,000 2/7/2029 650,000 7.1 Total / weighted average debt 3.676% $ 832,000 $ 832,000 5.7 Debt Summary and Maturity Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2021 (2)

10Supplemental Q4 2021 As of and For the Three Months Ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Leverage Ratios: Net debt / total gross assets 38.7% 43.4% 41.3% 40.9% 41.2% Net debt / gross book value of real estate assets 42.3% 45.7% 43.2% 42.8% 43.2% Net debt / total market capitalization 32.5% 36.0% 33.2% 35.4% 35.5% Secured debt / total assets 34.1% 31.7% 33.6% 34.0% 33.9% Variable rate debt / net debt 22.7% 36.9% 28.3% 25.8% 26.1% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 4.8x 5.8x 5.3x 5.2x 4.9x Adjusted EBITDAre / interest expense 4.6x 4.5x 4.7x 4.6x 4.0x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 55 Commerce Avenue Albany, NY 125,000 Square Feet

11Supplemental Q4 2021 (dollars in thousands) For the Three Months Ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Tenant improvements and leasing costs $ 2,736 $ 1,819 $ 441 $ 823 $ 2,001 Building improvements 1,315 1,625 560 232 1,163 Recurring capital expenditures 4,051 3,444 1,001 1,055 3,164 Development, redevelopment and other activities 556 — 104 — 15 Total capital expenditures $ 4,607 $ 3,444 $ 1,105 $ 1,055 $ 3,179 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 52 Pettengill Road Londonderry, NH 614,240 Square Feet

12Supplemental Q4 2021 Property Acquisitions and Dispositions Since 1/1/2021 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Weighted Average Percent Purchase Remaining Leased Date Market Purchase Price / Cap Lease Term at Acquired Area Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants May 2021 Dallas, TX N/A $ 2,200 $ N/A N/A N/A N/A N/A - Developable Land June 2021 Columbus, OH 358 31,500 88 4.6% 7.0 100% Synnex Corporation August 2021 Memphis, TN 1,287 100,000 78 4.7% 3.6 100% StyleCraft, Flextronics Total / Weighted Average 1,645 $ 133,700 $ 81 4.6% 4.4 100% RETURN TO TABLE OF CONTENTS (1) In December 2021, we sold six properties to our existing joint venture. Dispositions: 5300 Centerpoint Parkway Groveport, OH 581,342 Square Feet Date Market Number of Gross Sold Area Properties Sq. Ft. Sales Price December 2021 (1) Goodyear, AZ, Columbus, OH, Memphis, TN 6 2,499 $ 205,789 6 2,499 $ 205,789

Investment in Unconsolidated Joint Venture

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2021

(dollars and sq. ft. in thousands)

Investment in Unconsolidated Joint Venture:

Joint Venture	ILPT Ownership	ILPT Carrying Value at December 31, 2021	Number of Properties	Number of States	Square Feet	Occupancy at December 31, 2021	Weighted Average Lease Term at December 31, 2021 [(1)]
The Industrial Fund REIT LLC	22%	$ 143,021	18	12	11,726	100%	6.6

Unconsolidated Debt:

Secured Debt[(2)]	Coupon Interest Rate [(3)]	Maturity Date	Principal Balance at December 31, 2021 [(4)]	ILPT Ownership	ILPT Share of Principal Balance [(5)] at December 31, 2021
1 Property	3.600%	10/1/2023	$ 56,980	22%	$ 12,536
11 Properties	3.330%	11/7/2029	350,000	22%	77,000
Total / Weighted Average	3.368%		$ 406,980		$ 89,536

Unconsolidated Joint Venture Lease Expiration Schedule



Annualized Revenue Expiring
$20,000
$15,000
$10,000
$5,000
$0
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2034
2038

	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2034	2038
Number of Leases Expiring	2	4	3	2	4	2	1	1	1	1	1	1
% of Total Annualized Rental Revenues Expiring	1.1%	6.0%	10.4%	9.4%	19.6%	8.4%	2.4%	14.3%	14.5%	3.0%	4.6%	6.3%

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the joint venture's tenants pursuant to the lease agreements as of December 31, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint venture by their tenants, and excluding lease value amortization.

(2) The mortgage loans require interest-only payments until the respective maturity dates.

(3) Includes the interest rate stated in, or determined pursuant to, the contract terms.

(4) Reflects the entire balance of the debt secured by the respective properties.

(5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of December 31, 2021; none of the debt is recourse to us.



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Supplemental Q4 2021 13

Calculation and Reconciliation of NOI and Cash Basis NOI

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 56,496	$ 54,981	$ 54,180	$ 54,217	$ 60,081	$ 219,874	$ 254,575
Real estate taxes	(7,781)	(7,617)	(7,489)	(7,247)	(8,406)	(30,134)	(35,185)
Other operating expenses	(4,944)	(4,417)	(4,341)	(4,976)	(5,016)	(18,678)	(20,749)
NOI	43,771	42,947	42,350	41,994	46,659	171,062	198,641
Non-cash straight line rent adjustments included in rental income	(1,590)	(1,678)	(1,951)	(2,044)	(2,858)	(7,263)	(9,041)
Lease value amortization included in rental income	(256)	(174)	(171)	(180)	(185)	(781)	(791)
Lease termination fees included in rental income	–	–	(5)	(507)	–	(512)	–
Cash Basis NOI	$ 41,925	$ 41,095	$ 40,223	$ 39,263	$ 43,616	$ 162,506	$ 188,809
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 63,207	$ 18,307	$ 18,831	$ 19,337	$ 40,140	$ 119,682	$ 81,205
Equity in earnings of investees	(35,463)	(998)	(1,876)	(2,581)	(529)	(40,918)	(529)
Income tax expense	96	72	42	63	75	273	277
Income before income tax expense and equity in earnings of investees	27,840	17,381	16,997	16,819	39,686	79,037	80,953
Gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Interest expense	9,157	9,084	8,643	8,741	11,009	35,625	51,619
Interest income	–	–	–	–	–	–	(113)
Gain on sale of real estate	(11,114)	(940)	–	–	(23,996)	(12,054)	(23,996)
General and administrative	4,006	4,728	4,234	3,756	4,723	16,724	19,580
Acquisition and certain other transaction related costs	486	–	646	–	22	1,132	200
Depreciation and amortization	13,396	12,694	11,830	12,678	15,215	50,598	70,518
NOI	43,771	42,947	42,350	41,994	46,659	171,062	198,641
Non-cash straight line rent adjustments included in rental income	(1,590)	(1,678)	(1,951)	(2,044)	(2,858)	(7,263)	(9,041)
Lease value amortization included in rental income	(256)	(174)	(171)	(180)	(185)	(781)	(791)
Lease termination fees included in rental income	–	–	(5)	(507)	–	(512)	–
Cash Basis NOI	$ 41,925	$ 41,095	$ 40,223	$ 39,263	$ 43,616	$ 162,506	$ 188,809


2833 Paa Street
Honolulu, HI
30,000 Square Feet
GRAINGER

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Supplemental Q4 2021 14

15Supplemental Q4 2021 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Reconciliation of NOI to Same Property NOI : Rental income $ 56,496 $ 60,081 $ 219,874 $ 254,575 Real estate taxes (7,781) (8,406) (30,134) (35,185) Other operating expenses (4,944) (5,016) (18,678) (20,749) NOI 43,771 46,659 171,062 198,641 Less: NOI of properties not included in same property results (3,273) (6,771) (10,458) (41,504) Same Property NOI $ 40,498 $ 39,888 $ 160,604 $ 157,137 Calculation of Same Property Cash Basis NOI : Same Property NOI $ 40,498 $ 39,888 $ 160,604 $ 157,137 Less: Non-cash straight line rent adjustments included in rental income (1,491) (2,627) (6,846) (6,705) Lease value amortization included in rental income (251) (169) (773) (682) Lease termination fees included in rental income — — (512) — Same Property Cash Basis NOI $ 38,756 $ 37,092 $ 152,473 $ 149,750 RETURN TO TABLE OF CONTENTS 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet

Calculation of EBITDA, EBITDAre and Adjusted EBITDAre

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income	$ 63,207	$ 18,307	$ 18,831	$ 19,337	$ 40,140	$ 119,682	$ 81,205
Plus: interest expense	9,157	9,084	8,643	8,741	11,009	35,625	51,619
Plus: income tax expense	96	72	42	63	75	273	277
Plus: depreciation and amortization	13,396	12,694	11,830	12,678	15,215	50,598	70,518
EBITDA	85,856	40,157	39,346	40,819	66,439	206,178	203,619
Gain on sale of real estate	(11,114)	(940)	–	–	(23,996)	(12,054)	(23,996)
Equity in earnings of unconsolidated joint venture	(35,463)	(998)	(1,876)	(2,581)	(529)	(40,918)	(529)
Share of EBITDAre from unconsolidated joint venture	2,000	2,022	1,966	2,025	939	8,013	939
EBITDAre	41,279	40,241	39,436	40,263	42,853	161,219	180,033
Plus: acquisition and certain other transaction related costs	486	–	646	–	22	1,132	200
Plus: general and administrative expense paid in common shares [(1)]	397	913	780	239	679	2,329	2,331
Less: gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Adjusted EBITDAre	$ 42,162	$ 41,154	$ 40,862	$ 40,502	$ 43,554	$ 164,680	$ 182,444


1360 Pali Highway
Honolulu, HI
126,773 Square Feet

(1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.

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Supplemental Q4 2021
16

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income attributable to common shareholders	$ 63,207	$ 18,307	$ 18,831	$ 19,337	$ 40,315	$ 119,682	$ 82,071
Depreciation and amortization	13,396	12,694	11,830	12,678	15,215	50,598	70,518
Equity in earnings of unconsolidated joint venture	(35,463)	(998)	(1,876)	(2,581)	(529)	(40,918)	(529)
Share of FFO from unconsolidated joint venture	1,202	1,215	1,170	1,236	556	4,823	556
Gain on sale of real estate	(11,114)	(940)	–	–	(23,996)	(12,054)	(23,996)
FFO adjustments attributable to noncontrolling interest	–	–	–	–	(1,384)	–	(7,656)
FFO attributable to common shareholders	31,228	30,278	29,955	30,670	30,177	122,131	120,964
Acquisition and certain other transaction related costs	486	–	646	–	22	1,132	200
Gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Normalized FFO attributable to common shareholders	$ 31,714	$ 30,278	$ 30,601	$ 30,670	$ 30,199	$ 123,263	$ 121,044
Weighted average common shares outstanding - basic	65,212	65,178	65,146	65,139	65,139	65,169	65,104
Weighted average common shares outstanding - diluted	65,231	65,230	65,207	65,177	65,152	65,211	65,114
Per Common Share Data (basic and diluted):							
Net income attributable to common shareholders	$ 0.97	$ 0.28	$ 0.29	$ 0.30	$ 0.62	$ 1.83	$ 1.26
FFO attributable to common shareholders	$ 0.48	$ 0.46	$ 0.46	$ 0.47	$ 0.46	$ 1.87	$ 1.86
Normalized FFO attributable to common shareholders	$ 0.49	$ 0.46	$ 0.47	$ 0.47	$ 0.46	$ 1.89	$ 1.86


7303 Rickenbacker Parkway W
Columbus, OH
357,504 Square Feet



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Supplemental Q4 2021
17

18Supplemental Q4 2021 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended December 31, 2021 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 62 226 288 Percent of total 21.5% 78.5% 100.0% Total square feet 17,262 16,729 33,991 Percent of total 50.8% 49.2% 100.0% Leased square feet 17,262 16,451 33,713 Percent leased 100.0% 98.3% 99.2% Rental income $ 28,070 $ 28,426 $ 56,496 Percent of total 49.7% 50.3% 100.0% NOI $ 22,647 $ 21,124 $ 43,771 Percent of total 51.7% 48.3% 100.0% Cash Basis NOI $ 22,108 $ 19,817 $ 41,925 Percent of total 52.7% 47.3% 100.0% RETURN TO TABLE OF CONTENTS 32150 Just Imagine Drive Avon, OH 644,850 Square Feet

19Supplemental Q4 2021 (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Year Ended 12/31/2021 12/31/2020 12/31/2021 12/31/2020 Properties: Mainland Properties 59 59 59 59 Hawaii Properties 226 226 226 226 Total 285 285 285 285 Square Feet (1): Mainland Properties 16,259 16,256 16,259 16,256 Hawaii Properties 16,729 16,756 16,729 16,756 Total 32,988 33,012 32,988 33,012 Percent Leased (2): Mainland Properties 100.0% 99.6% 100.0% 99.6% Hawaii Properties 98.3% 97.2% 98.3% 97.2% Total 99.2% 98.4% 99.2% 98.4% Rental income: Mainland Properties $ 23,850 $ 23,619 $ 95,571 $ 93,657 Hawaii Properties 28,425 27,657 111,231 107,394 Total $ 52,275 $ 51,276 $ 206,802 $ 201,051 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Same Property Results of Operations By Property Type 1985 International Way Hebron, KY 189,400 Square Feet

20Supplemental Q4 2021 As of and For the Three Months Ended As of and For the Year Ended 12/31/2021 12/31/2020 12/31/2021 12/31/2020 NOI: Mainland Properties $ 19,376 $ 19,433 $ 78,169 $ 78,108 Hawaii Properties 21,122 20,455 82,435 79,029 Total $ 40,498 $ 39,888 $ 160,604 $ 157,137 Cash Basis NOI: Mainland Properties $ 18,942 $ 19,078 $ 76,410 $ 76,625 Hawaii Properties 19,814 18,014 76,063 73,125 Total $ 38,756 $ 37,092 $ 152,473 $ 149,750 NOI % Change: Mainland Properties (0.3) % 0.1 % Hawaii Properties 3.3% 4.3 % Total 1.5% 2.2 % Cash Basis NOI % Change: Mainland Properties (0.7) % (0.3) % Hawaii Properties 10.0% 4.0 % Total 4.5% 1.8 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 3800 Midlink Drive Kalamazoo, MI 158,497 Square Feet

Occupancy and Leasing Summary [1] [2]

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Properties	288	294	291	289	289
Total sq. ft. [3]	33,991	36,488	35,201	34,870	34,870
Square feet leased	33,713	36,120	34,833	34,366	34,338
Percentage leased	99.2%	99.0%	99.0%	98.6%	98.5%
Leasing Activity (Sq. Ft.):					
New leases	152	17	114	273	105
Renewals	1,076	754	371	347	148
Rent resets	336	47	79	–	–
Total	1,564	818	564	620	253
% Change in GAAP Rent:					
New leases	22.4%	24.2%	12.3%	11.7%	2.1%
Renewals	6.3%	19.3%	14.7%	18.5%	20.2%
Rent resets	32.1%	34.5%	37.4%	–%	–%
Weighted average (by square feet)	15.1%	20.5%	17.9%	16.0%	14.1%
Leasing Costs and Concession Commitments [4]:					
New leases	$ 1,039	$ 21	$ 691	$ 1,964	$ 261
Renewals	2,431	2,505	600	1,292	231
Total	$ 3,470	$ 2,526	$ 1,291	$ 3,256	$ 492
Leasing Costs and Concession Commitments per Sq. Ft. [5]:					
New leases	$ 6.84	$ 1.20	$ 6.06	$ 7.20	$ 2.49
Renewals	$ 2.26	$ 3.33	$ 1.62	$ 3.72	$ 1.57
Total	$ 2.83	$ 3.28	$ 2.66	$ 5.25	$ 1.95
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	15.3	8.3	11.8	8.5	6.5
Renewals	9.5	8.2	6.3	14.2	17.6
Total	10.2	8.2	7.6	11.7	13.0
Leasing Costs and Concession Commitments per Sq. Ft. per Year [4] [5]:					
New leases	$ 0.45	$ 0.15	$ 0.51	$ 0.85	$ 0.38
Renewals	$ 0.24	$ 0.41	$ 0.26	$ 0.26	$ 0.09
Total	$ 0.28	$ 0.40	$ 0.35	$ 0.45	$ 0.15

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes 18 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. See page 13 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

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Supplemental Q4 2021
21

22Supplemental Q4 2021 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 9/30/2021 Expired Renewal Contribution to As of 12/31/2021 Property Type 9/30/2021 % Leased (2) Leases Leases Joint Venture 12/31/2021 % Leased Mainland Properties 19,759 100.0% (926) 928 (2,499) 17,262 100.0% Hawaii Properties 16,361 97.8% (210) 300 — 16,451 98.3% Total 36,120 99.0% (1,136) 1,228 (2,499) 33,713 99.2% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 12/31/2021 Property Type 12/31/2021 New Renewals Total Mainland Properties 17,262 3 925 928 Hawaii Properties 16,729 149 151 300 Total 33,991 152 1,076 1,228 Sand Island Industrial Land, Honolulu, HI 48 Buildings and Leaseable Land Parcels Approximate Square Feet: 2,448,000

23Supplemental Q4 2021 As of December 31, 2021 Mainland Properties % of Annualized Rental Revenues Investment grade rated: 30.1% Subsidiaries of investment grade rated parent entities: 19.9% Other unrated or non-investment grade: 50.0% Investment grade rated: 21.1% Subsidiaries of investment grade rated parent entities: 11.2%Other leased Hawaii lands: 39.6% Other unrated or non-investment grade: 28.1% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 30.1% 21.1% Subsidiaries of investment grade rated parent entities 19.9% 11.2% Other leased Hawaii lands —% 39.6% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 50.0% 71.9% Other unrated or non-investment grade 50.0% 28.1% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS 1230 West 171st Street Harvey, IL 40,410 Square Feet

Tenants Representing 1% or More of Total Annualized Rental Revenues

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2021

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Leased Sq. Ft.	% of Total Leased Sq. Ft.	% of Total Annualized Rental Revenues
1	Amazon.com Services, Inc./ Amazon.com Services LLC	SC, TN, VA	3	3,048	9.0%	7.7%
2	Federal Express Corporation/ FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.8%	4.8%
3	Restoration Hardware, Inc.	MD	1	1,195	3.5%	3.0%
4	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	2.1%	2.6%
5	Servco Pacific, Inc.	HI	6	590	1.8%	2.5%
6	Par Hawaii Refining, LLC	HI	3	3,148	9.3%	2.4%
7	UPS Supply Chain Solutions, Inc.	NH	1	614	1.8%	2.3%
8	EF Transit, Inc.	IN	1	535	1.6%	1.9%
9	BJ's Wholesale Club, Inc.	NJ	1	634	1.9%	1.7%
10	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	1.0%	1.6%
11	Safeway Inc.	HI	2	146	0.4%	1.6%
12	ELC Distribution Center LLC	KS	1	645	1.9%	1.6%
13	Manheim Remarketing, Inc.	KS	1	338	1.0%	1.5%
14	Exel Inc.	SC	1	945	2.8%	1.4%
15	Avnet, Inc.	OH	1	581	1.7%	1.4%
16	Shurtape Technologies, LLC	OH	1	645	1.9%	1.4%
17	Warehouse Rentals Inc.	HI	5	278	0.8%	1.3%
18	YNAP Corporation	NJ	1	167	0.5%	1.2%
19	ODW Logistics, Inc.	OH	3	760	2.3%	1.1%
20	Refresco Beverages US Inc.	MO, SC	2	421	1.2%	1.1%
21	Honolulu Warehouse Co., Ltd.	HI	1	298	0.9%	1.1%
22	Hellmann Worldwide Logistics, Inc.	FL	1	240	0.7%	1.1%
23	General Mills Operations, LLC	MI	1	158	0.5%	1.0%
24	AES Hawaii, LLC	HI	2	1,242	3.7%	1.0%
			65	18,653	55.1%	48.3%


996 Paragon Way
Rock Hill, SC
945,023 Square Feet

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Supplemental Q4 2021
24

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2021

(dollars and sq. ft. in thousands)

	Total	2022	2023	2024	2025	2026	2027 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	17,262						
Leased sq. ft.	17,262	166	2,024	2,948	1,527	674	9,923
Percent		1.0%	11.7%	17.1%	8.8%	3.9%	57.5%
Annualized rental revenues	$ 99,019	$ 1,287	$ 12,939	$ 17,904	$ 7,861	$ 3,713	$ 55,315
Percent		1.3%	13.1%	18.1%	7.9%	3.7%	55.9%
Hawaii Properties Expirations:							
Total sq. ft.	16,729						
Leased sq. ft.	16,451	1,519	353	2,827	206	397	11,149
Percent		9.2%	2.1%	17.2%	1.3%	2.4%	67.8%
Annualized rental revenues	$ 111,213	$ 10,869	$ 2,653	$ 7,168	$ 1,300	$ 3,976	$ 85,247
Percent		9.8%	2.4%	6.4%	1.2%	3.6%	76.6%
Total Expirations:							
Total sq. ft.	33,991						
Leased sq. ft.	33,713	1,685	2,377	5,775	1,733	1,071	21,072
Percent		5.0%	7.1%	17.1%	5.1%	3.2%	62.5%
Annualized rental revenues	$ 210,232	$ 12,156	$ 15,592	$ 25,072	$ 9,161	$ 7,689	$ 140,562
Percent		5.8%	7.4%	11.9%	4.4%	3.7%	66.8%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	4,170	194	370	192	454	154	2,806
Percent [(1)]		1.2%	2.2%	1.2%	2.8%	0.9%	17.1%
Annualized rental revenues	$ 26,424	$ 1,575	$ 2,085	$ 1,266	$ 3,103	$ 1,296	$ 17,099
Percent [(1)]		1.4%	1.9%	1.1%	2.8%	1.2%	15.4%


4000 Principio Parkway
North East, MD
1,194,744 Square Feet

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q4 2021
25

26Supplemental Q4 2021 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring Expiring Expiring Expiring Expiring Expiring 2022 46 1,685 5.0% 5.0% $ 12,156 5.8% 5.8% 2023 30 2,377 7.1% 12.1% 15,592 7.4% 13.2% 2024 37 5,775 17.1% 29.2% 25,072 11.9% 25.1% 2025 15 1,733 5.1% 34.3% 9,161 4.4% 29.5% 2026 9 1,071 3.2% 37.5% 7,689 3.7% 33.2% 2027 15 4,730 14.0% 51.5% 26,033 12.4% 45.6% 2028 21 2,817 8.4% 59.9% 19,737 9.4% 55.0% 2029 9 1,853 5.5% 65.4% 6,657 3.2% 58.2% 2030 9 1,232 3.7% 69.1% 9,519 4.5% 62.7% 2031 9 1,424 4.2% 73.3% 8,401 4.0% 66.7% Thereafter 92 9,016 26.7% 100.0% 70,215 33.3% 100.0% Total 292 33,713 100.0% $ 210,232 100.0% Weighted average remaining lease term (in years) 8.2 9.4 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of December 31, 2021 10100 89th Avenue N Maple Grove, MN 319,062 Square Feet

27Supplemental Q4 2021 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 17. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and equity in earnings of an unconsolidated joint venture, plus real estate depreciation and amortization of consolidated properties and its proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 17 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable SEC rules, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or net income attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and net income attributable to common shareholders as presented in our consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income and net income attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 14 and 15. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 16. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 16. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

28Supplemental Q4 2021 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of December 31, 2021, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Cap rate - Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding acquisition related costs. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of December 31, 2021, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Purchase price - Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price allocations. Same property - For the three months ended December 31, 2021 and 2020, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2021 and that we owned continuously since October 1, 2020, excluding 18 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. For the year ended December 31, 2021 and 2020, same property NOI and Cash Basis NOI based on properties that we owned as of December 31, 2021 and that we owned continuously since January 1, 2020, excluding 18 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. Weighted average remaining lease term - Weighted average remaining lease term is the average remaining lease term in years weighted based on rental revenue. RETURN TO TABLE OF CONTENTS

29Supplemental Q4 2021 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS